Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS FIRST QUARTER FISCAL 2023 FINANCIAL RESULTS
Milpitas, Calif. – January 3, 2023 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the first quarter of fiscal 2023. Per share measures for all periods reflect the effect of the February 2022 two-for-one share split.
First Quarter Fiscal 2023 Highlights
•Net sales of $465 million, up 6.3% versus the prior quarter
•GAAP gross margin of 25.4%, up 170 basis points versus the prior quarter
•Non-GAAP gross margin of 27.8%, up 320 basis points versus the prior quarter
•GAAP EPS of $0.10 versus $0.40 in the prior quarter
•Non-GAAP EPS of $0.79 versus $0.80 in the prior quarter
•Closed acquisition of Stratus Technologies on August 29, 2022
“We are pleased with our financial results for the first quarter of fiscal 2023, highlighted by record non-GAAP gross margins of 27.8%, reflecting our focus on higher quality revenue, combined with the hard work of our dedicated employees,” commented CEO Mark Adams. “Looking ahead, we expect to continue to strategically invest in our business while managing our operations in a prudent manner as we navigate a challenging economic environment,” concluded Adams.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q1 FY23	Q4 FY22	Q1 FY22	Q1 FY23	Q4 FY22	Q1 FY22
Net sales	$465.5	$437.7	$469.9	$465.5	$437.7	$469.9
Gross profit	118.4	103.8	122.2	129.2	107.8	127.0
Operating income	17.6	27.6	34.8	54.8	46.8	69.2
Net income attributable to SGH	5.0	20.0	20.0	39.5	40.4	56.3
Diluted earnings per share (3)	$0.10	$0.40	$0.37	$0.79	$0.80	$1.08
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding our use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.
(3)Diluted earnings per share reflect the impact of the share dividend paid in February 2022.

Business Outlook
As of January 3, 2023, SGH is providing the following financial outlook for its second quarter of fiscal 2023:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$410 to $460 million	—		$410 to $460 million
Gross margin	25% to 27%	1%	(A)	26% to 28%
Diluted earnings per share	$0.13 +/- $0.15	$0.47	(A)(B)(C)(D)	$0.60 +/- $0.15
Diluted shares	50 million	—		50 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Amortization of debt discount and other costs	7
(D) Estimated tax effects	(4)
$24
First Quarter Fiscal 2023 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the first quarter of fiscal 2023 results and related matters today, January 3, 2023, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-844-200-6205 in the U.S. or +1-929-526-1599 from international locations using access code 821417. The webcast link is located on the SGH Investor Relations section of the website at https://sghcorp.com. We will also post the presentation to our website prior to the call.
Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to, statements concerning or regarding future events and the future financial performance of SGH (including the business and financial outlook for the next fiscal quarter), SGH’s investment in its business and growth drivers in SGH’s industries and markets.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to, issues, delays or complications in integrating the operations of Stratus Technologies; global business and economic conditions and growth trends in technology industries, SGH’s customer markets and various geographic regions; uncertainties in the geopolitical environment; uncertainties in the global macroeconomic environment; disruptions in SGH’s operations or its supply chain as a result of the COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of SGH’s strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them or customers’ negative reactions to them; limitations on, or changes in the availability of, supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market in Brazil or in the LED market; reduction in, or termination of, incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of SGH’s customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s limited number of key vendors; and the inability to maintain or expand government business. These risks, uncertainties and factors could cause SGH’s actual results to differ materially from those set forth in such forward-looking statements. These and other risks, uncertainties and factors are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, amortization of debt discount and other costs, other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in our non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.
Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 25, 2022	August 26, 2022	November 26, 2021
Net sales:
Memory Solutions	$191,967	$209,849	$239,401
Intelligent Platform Solutions	210,971	144,730	118,654
LED Solutions	62,540	83,118	111,889
Total net sales	465,478	437,697	469,944
Cost of sales	347,068	333,854	347,743
Gross profit	118,410	103,843	122,201

Operating expenses:
Research and development	24,056	20,607	17,657
Selling, general and administrative	71,022	55,650	52,550
Change in fair value of contingent consideration	3,700	—	17,200
Other operating (income) expense	2,041	(15)	—
Total operating expenses	100,819	76,242	87,407
Operating income	17,591	27,601	34,794

Non-operating (income) expense:
Interest expense, net	8,037	6,491	5,106
Other non-operating (income) expense	(660)	1,267	1,235
Total non-operating (income) expense	7,377	7,758	6,341
Income before taxes	10,214	19,843	28,453

Income tax provision (benefit)	4,890	(584)	7,755
Net income	5,324	20,427	20,698
Net income attributable to noncontrolling interest	332	468	671
Net income attributable to SGH	$4,992	$19,959	$20,027

Earnings per share:
Basic	$0.10	$0.41	$0.41
Diluted	$0.10	$0.40	$0.37

Shares used in per share calculations:
Basic	48,962	49,238	49,011
Diluted	49,791	50,504	54,635

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended
	November 25, 2022	August 26, 2022	November 26, 2021
GAAP gross profit	$118,410	$103,843	$122,201
Share-based compensation expense	1,708	1,637	1,731
Amortization of acquisition-related intangibles	6,466	2,367	3,096
Flow-through of inventory step up	2,599	—	—
Non-GAAP gross profit	$129,183	$107,847	$127,028

GAAP gross margin	25.4%	23.7%	26.0%
Effect of adjustments	2.4%	0.9%	1.0%
Non-GAAP gross margin	27.8%	24.6%	27.0%

GAAP operating expenses	$100,819	$76,242	$87,407
Share-based compensation expense	(8,704)	(8,187)	(8,044)
Amortization of acquisition-related intangibles	(4,392)	(3,247)	(3,247)
Acquisition and integration expenses	(6,732)	(3,620)	(1,038)
Change in fair value of contingent consideration	(3,700)	—	(17,200)
Restructure charge	(2,041)	15	—
Other	(900)	(130)	—
Non-GAAP operating expenses	$74,350	$61,073	$57,878

GAAP operating income	$17,591	$27,601	$34,794
Share-based compensation expense	10,412	9,824	9,775
Amortization of acquisition-related intangibles	10,858	5,614	6,343
Flow-through of inventory step up	2,599	—	—
Acquisition and integration expenses	6,732	3,620	1,038
Change in fair value of contingent consideration	3,700	—	17,200
Restructure charge	2,041	(15)	—
Other	900	130	—
Non-GAAP operating income	$54,833	$46,774	$69,150

GAAP net income attributable to SGH	$4,992	$19,959	$20,027
Share-based compensation expense	10,412	9,824	9,775
Amortization of acquisition-related intangibles	10,858	5,614	6,343
Flow-through of inventory step up	2,599	—	—
Acquisition and integration expenses	6,732	3,620	1,038
Change in fair value of contingent consideration	3,700	—	17,200
Amortization of debt discount and other costs	1,069	2,788	2,210
Foreign currency (gains) losses	242	1,212	1,467
Restructure charge	2,041	(15)	—
Other	133	129	—
Tax effects of above, other tax adjustments and the tax effect of capitalization of R&D expense	(3,300)	(2,696)	(1,752)
Non-GAAP net income attributable to SGH	$39,478	$40,435	$56,308

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 25, 2022	August 26, 2022	November 26, 2021
Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	49,791	50,504	54,635
Adjustment for capped calls	—	—	(2,583)
Non-GAAP weighted-average shares outstanding	49,791	50,504	52,052

Diluted earnings per share:
GAAP diluted earnings per share	$0.10	$0.40	$0.37
Effect of adjustments	0.69	0.40	0.71
Non-GAAP diluted earnings per share	$0.79	$0.80	$1.08

Net income attributable to SGH	$4,992	$19,959	$20,027
Interest expense, net	8,037	6,491	5,106
Income tax provision (benefit)	4,890	(584)	7,755
Depreciation expense and amortization of intangible assets	19,789	16,446	15,813
Share-based compensation expense	10,412	9,824	9,775
Flow-through of inventory step up	2,599	—	—
Acquisition and integration expenses	6,732	3,620	1,038
Change in fair value of contingent consideration	3,700	—	17,200
Restructure charge	2,041	(15)	—
Other	133	129	—
Adjusted EBITDA	$63,325	$55,870	$76,714

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	November 25, 2022	August 26, 2022
Assets
Cash and cash equivalents	$324,821	$363,065
Accounts receivable, net	306,323	410,323
Inventories	416,082	323,084
Other current assets	74,685	55,393
Total current assets	1,121,911	1,151,865
Property and equipment, net	165,033	153,935
Operating lease right-of-use assets	83,018	77,399
Intangible assets, net	193,337	77,812
Goodwill	199,691	74,009
Other noncurrent assets	44,670	37,044
Total assets	$1,807,660	$1,572,064

Liabilities and Equity
Accounts payable and accrued expenses	$389,151	$413,354
Current debt	28,435	12,025
Acquisition-related contingent consideration	24,500	—
Other current liabilities	109,721	90,161
Total current liabilities	551,807	515,540
Long-term debt	796,985	591,389
Noncurrent operating lease liabilities	76,950	71,754
Other noncurrent liabilities	22,531	14,835
Total liabilities	1,448,273	1,193,518

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,618	1,586
Additional paid-in capital	411,612	448,112
Retained earnings	274,975	251,344
Treasury shares	(112,435)	(107,776)
Accumulated other comprehensive income (loss)	(223,650)	(221,655)
Total SGH shareholders’ equity	352,120	371,611
Noncontrolling interest in subsidiary	7,267	6,935
Total equity	359,387	378,546
Total liabilities and equity	$1,807,660	$1,572,064

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	November 25, 2022	August 26, 2022	November 26, 2021
Cash flows from operating activities:
Net income	$5,324	$20,427	$20,698
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation expense and amortization of intangible assets	19,789	16,446	15,813
Amortization of debt discount and issuance costs	1,069	2,787	2,332
Share-based compensation expense	10,412	9,824	9,775
Change in fair value of contingent consideration	3,700	—	17,200
Other	(448)	55	(192)
Changes in operating assets and liabilities:
Accounts receivable	129,695	(56,019)	(36,053)
Inventories	(82,882)	39,783	39,640
Other assets	(5,199)	(3,423)	1,616
Accounts payable and accrued expenses and other liabilities	(83,030)	(7,564)	(55,892)
Payment of acquisition-related contingent consideration	(73,724)	—	—
Deferred income taxes, net	1,309	(1,410)	209
Net cash provided by (used for) operating activities	(73,985)	20,906	15,146

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(11,649)	(8,855)	(12,766)
Acquisition of business, net of cash acquired	(210,273)	—	—
Other	(1,721)	(71)	(611)
Net cash used for investing activities	(223,643)	(8,926)	(13,377)

Cash flows from financing activities:
Proceeds from debt	295,287	7,882	—
Proceeds from issuance of ordinary shares	3,942	291	5,029
Proceeds from borrowing under line of credit	—	—	60,000
Payment of acquisition-related contingent consideration	(28,100)	—	—
Payments to acquire ordinary shares	(4,659)	(40,431)	(2,666)
Repayments of debt	(4,489)	(2,073)	—
Repayments of borrowings under line of credit	—	—	(50,000)
Other	(2)	—	—
Net cash provided by (used for) financing activities	261,979	(34,331)	12,363

Effect of changes in currency exchange rates on cash, cash equivalents and restricted cash	205	(1,910)	(4,068)
Net increase (decrease) in cash, cash equivalents and restricted cash	(35,444)	(24,261)	10,064
Cash, cash equivalents and restricted cash at beginning of period	363,065	387,326	222,986
Cash, cash equivalents and restricted cash at end of period	$327,621	$363,065	$233,050

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com